UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 27, 2009

GARB OIL & POWER CORPORATION
(Exact name of registrant as specified in its charter)

Utah	0-26999	87-0296694
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

5248 Pinemont Dr. Suite C-110
Murray, Utah		84123
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:		(801) 738-1355

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSET.

On October 27, 2009, Garb Oil & Power Corporation (the “Company”) filed a Current Report on Form 8-K reporting that the Company completed an acquisition of RPS GmbH Resource Protection Systems (“RPS”) (f.k.a. Resource Protection Services GmBH).

This Current Report on Form 8-K/A amends the original Form 8-K to provide the financial statements of RPS as required under Item 9.01(a) and the pro forma financial information required under Item 9.01(b).

ITEM 9.01 FINANCIAL STATEMENTS

a)	Financial Statements of Business Acquired

The audited financial statements of RPS GmbH Resource Protection Systems as of December 31, 2008 and 2007 and the notes related thereto are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

b)	Pro Form Financial Information

The unaudited pro forma condensed financial information of the Company and RPS as of and for the three months ended September 30, 2009 and the notes related thereto are included as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference.

d)	Exhibits

Exhibit
No.

99.1	Audited financial statements of RPS GmbH Resource Protection Systems as of December 31, 2008 and 2007 and the notes related thereto

99.3	Unaudited pro forma condensed financial information of the Company and RPS as of and for the three months ended September 30, 2009 and the notes related thereto

Pursuant to the requirements of the Securities Exchange Act of 934, the Registrant has duly caused this report to be signed on its behalf by the undersigned herunto duly authorized.

Date: March 7, 2012	Garb Oil & Power Corporation

	By:	/s/ John Rossi
John Rossi, President and Chief Executive Officer